Neuberger Berman Advisers Management Trust® (“AMT Funds”)

International Equity Portfolio U.S. Equity Index PutWrite Strategy Portfolio

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated May 1, 2023, as amended and supplemented

As previously announced, on December 14, 2023, the Board of Trustees (the “Board”) of Neuberger Berman AMT Funds (the “Trust”) approved the liquidation of each of International Equity Portfolio and U.S. Equity Index PutWrite Strategy Portfolio (the “Funds”), each a series of the Trust. Given each Fund is not currently at sufficient scale, the Board determined it was in the best interest of shareholders to close each Fund. Accordingly, the Funds will cease their investment operations, liquidate their assets and make liquidating distributions, if applicable, to shareholders of record.

The date of liquidation for the Funds is currently anticipated to occur on April 26, 2024 (the “Liquidation Date”). Shareholders of the Funds may continue to redeem their Fund shares through the Liquidation Date. As of the close of business on March 15, 2024, the Funds will not accept orders to purchase Fund shares from new investors or existing shareholders (including purchases through dividend reinvestments). In connection with the liquidations, from the date of this supplement until the Liquidation Date, each Fund may depart from its stated goals, strategies and techniques as the Fund begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution to shareholders.  This may impact each Fund’s performance and shareholders may bear increased brokerage and other transaction expenses relating to the sale of portfolio securities prior to the Liquidation Date.

Shareholders who elect to redeem their Fund shares prior to the completion of a liquidation will be redeemed in the ordinary course at a Fund’s net asset value per share. Owners of the variable annuity or insurance contracts offered by the insurance companies whose separate accounts are invested in each Fund should consult with their insurance company for information regarding the possibility of transferring their investment to other investment options prior to the Liquidation Date and the redirection of their assets that will occur on or about the Liquidation Date.

Because shares of each Fund are available as underlying investment options for variable contracts issued by insurance companies, it is anticipated that each contract owner will receive additional information from their insurance company or other financial intermediary about what options the contract owner has for its assets held in each Fund. Contract owners should refer to any documents provided by their insurance company or other financial intermediary concerning the effect of the liquidation of a Fund and any steps they may need to take as a result thereof. In addition, contract owners should understand that their insurance company may have a specific cut-off date for new investments and should contact their insurance company or other financial intermediary for more information.

Because shares of each Fund are only eligible to be held by insurance company separate accounts funding variable contracts and other qualified investors, the liquidations are not expected to be considered taxable events to contract owners. Contract owners should consult their personal tax advisor concerning their particular tax circumstances.

The date of this supplement is February 2, 2024

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com